Exhibit 99.6

EAGLE RIDGE HAULING BUSINESS
(A BUSINESS OF WCA WASTE CORPORATION)

UNAUDITED
ABBREVIATED CARVE-OUT
FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 2015 and 2014

EAGLE RIDGE HAULING BUSINESS
(A BUSINESS OF WCA WASTE CORPORATION)

UNAUDITED
CARVE-OUT ABBREVIATED
FINANCIAL STATEMENTS

TABLE OF CONTENTS

Page
ABBREVIATED FINANCIAL STATEMENTS

Unaudited Abbreviated Carve-Out Statements of Net Assets to be Sold	1

Unaudited Abbreviated Carve-Out Statements of Revenue and Direct Operating Expenses	2

Notes to the Unaudited Abbreviated Carve-Out Financial Statements	3

EAGLE RIDGE HAULING BUSINESS
(A BUSINESS OF WCA WASTE CORPORATION)
ABBREVIATED
UNAUDITED CARVE-OUT STATEMENTS OF NET ASSETS TO BE SOLD
SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

	September 30,
	2015	December 31,
Assets	(UNAUDITED)	2014

Current assets:
Accounts receivable, net allowance of $755 and $3,460, respectively	$115,731	$127,751
Prepaid expenses	4,182	1,407

Total current assets	119,913	129,158

Property, plant and equipment:
At cost, net accumulated depreciation of $354,777 and $567,160 respectively	408,099	458,712

Total assets	$528,012	$587,870

Liabilities

Deferred revenue	$119,321	$120,944

Total liabilities	119,321	120,944

Net assets to be sold	$408,691	$466,926

See accompanying notes to the financial statements.

EAGLE RIDGE HAULING BUSINESS
(A BUSINESS OF WCA WASTE CORPORATION)
ABBREVIATED
UNAUDITED CARVE-OUT STATEMENTS OF REVENUE AND DIRECT OPERATING EXPENSES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

	2015	2014
	(UNAUDITED)	(UNAUDITED)

Revenue	$1,039,732	$1,065,783

Cost of sales and services	847,338	783,536

Gross profit	192,394	282,247

Direct Operating Expenses
Compensation and related expense	65,137	78,683
Depreciation and amortization	75,110	59,958
Selling, general and administrative	57,369	69,094
Gain on disposal of assets	-	(5,261)

Total direct operating expenses	197,616	202,474

Revenue in excess of direct operating expenses/
Direct operating (expenses) in excess of revenue	$(5,222)	$79,773

See accompanying notes to the financial statements.

EAGLE RIDGE HAULING BUSINESS
(A BUSINESS OF WCA WASTE CORPORATION)

NOTES TO THE UNAUDITED ABBREVIATED CARVE-OUT FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

Note 1	-	Nature of Business and Summary of Significant Accounting Policies

Nature of Business

WCA Waste Corporation (WCA) entered into an Asset Purchase Agreement (the Agreement) with Meridian Waste Solutions, Inc. (the Buyer), which provides for the sale of certain assets of WCA, pertaining to the Eagle Ridge Hauling Business (ERH). The sale closed on December 22, 2015. The accompanying statements present the net assets to be sold as of September 30, 2015 and December 31, 2014 and revenue, cost of sales/services, compensation and related expenses, depreciation and amortization, selling, general and administrative and the gain/loss on disposal of assets for the fiscal years ended September 30, 2015 and 2014 for the ERH.

The ERH is primarily performed in connection with the Eagle Ridge Landfill, LLC which was also included in the agreement between WCA and the Buyer.

The accompanying statements of net assets to be sold and the statements of revenue and direct operating expenses of the ERH were prepared for the purpose of assisting the Buyer in complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the ERH’s assets, liabilities, equity, revenues, expenses, and cash flows.

Basis of Presentation

The Company follows accounting standards set by the Financial Accounting Standards Board (“FASB”) in ASC 115, Generally Accepted Accounting Principles, which establishes the FASB Accounting Standards Codification (“ASC”), as the sole source of authoritative U.S. generally, accepted accounting principles.

The abbreviated statements of net assets to be sold and the abbreviated statements of revenues and direct operating expenses of the ERH were derived from WCA’s historical accounting records, which are maintained in accordance with accounting principles generally accepted in the United States (“US GAAP”). The statements of revenues and direct operating expenses are not intended to be a complete presentation of the result of operations as if the ERH had operated as a stand-alone entity during the periods presented and are not necessarily indicative of the results of operations that would have been achieved if the ERH had operated as a separate, stand-alone entity as of or for the periods presented nor are they necessarily indicative of the financial condition or results of operations to be expected in the future due to changes in the business and the omission of certain operating expenses as described below. Certain centrally provided services, corporate functions, and other areas which are shared by the ERH are not tracked or monitored in a manner that would enable the development of full financial statements required by Rule 3-05 of Regulation S-X. Such centrally-incurred costs include, but are not limited to general overhead costs, such as costs related to corporate human resources, accounting, legal, and other administrative services; interest income or expense; and income taxes. As such, only costs directly related to the revenue-generating activities of the ERH are included in these abbreviated financial statements.

EAGLE RIDGE HAULING BUSINESS
(A BUSINESS OF WCA WASTE CORPORATION)

NOTES TO THE UNAUDITED ABBREVIATED CARVE-OUT FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

Note 1	-	Nature of Business and Summary of Significant Accounting Policies (Continued)

The statements of net assets to be sold include only the assets of WCA’s Eagle Ridge Hauling Business to be acquired by the Buyer pursuant to the Agreement. Certain assets and liabilities of the WCA will not be sold per the terms of the Agreement and, therefore, are not included in the statements of net assets to be sold including, but not limited to, cash, accounts payable and other accrued liabilities.  Deferred revenue is the only liability assumed by the Buyer.

Under WCA’s centralized cash management system, cash requirements of the ERH are provided directly by WCA, and cash generated by the ERH is remitted directly to WCA. Transaction systems (e.g. payroll, employee benefits, and accounts payable) used to record and account for cash disbursements are provided by centralized WCA organizations. WCA also provides centralized sales, order management, billing, credit, and collection functions to the ERH. These functions are operated on a regional basis and are customer focused rather than business or product focused. Transaction systems (e.g. billing, accounts receivable, and cash application) used to account for cash receipts are also provided by centralized WCA organizations outside the defined scope of the ERH. These systems are not designed to track the detail of operating, financing, or investing cash flows necessary to separately disclose these activities related to the ERH. Therefore, it is impractical to present a statement of cash flows, including cash flows from operating, investing and financing activities.

Concentration of credit risk

The Company generates accounts receivable in the normal course of business and grants credit to customers and does not require collateral to secure accounts receivable.

Cash

The Company maintains cash accounts, which are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. At times, cash balances may be in excess of the FDIC insurance limits.

Accounts receivable

Accounts receivable are recorded at management’s estimate of net realizable value. Management evaluates the adequacy of the allowance for doubtful accounts based on historical customer trends, type of customer, such as municipal or commercial, the age of the outstanding receivables and existing economic conditions. Accounts are written off when all collection efforts have been exhausted.

The Company provides an allowance for doubtful accounts equal to the estimated collection losses that will be incurred in collection of receivables related to residential customers and commercial project invoices.  The estimated losses are based on managements’ evaluation of outstanding accounts receivable at the end of the accounting period.

At September 30, 2015 and December 31, 2014, ERH had approximately $116,000 and $128,000 of net receivables, respectively.

EAGLE RIDGE HAULING BUSINESS
(A BUSINESS OF WCA WASTE CORPORATION)

NOTES TO THE UNAUDITED ABBREVIATED CARVE-OUT FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

Note 1	-	Nature of Business and Summary of Significant Accounting Policies (Continued)

Property, plant and equipment

Property, plant and equipment are stated at cost. Repairs and maintenance costs are expensed as incurred and additions and improvements that significantly extend the lives of assets are capitalized. Upon disposition, cost and accumulated depreciation are eliminated from the related accounts and any gain or loss is reflected in the statement of operations. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets of three to seven years.

Fair value of financial instruments

In accordance with ASC 820, financial instruments, including, accounts receivable and prepaid expenses are carried at cost, which approximates fair value, due to the short-term nature of these instruments.

There were no triggering events that required fair value measurements of the Company’s nonfinancial assets and liabilities at September 30, 2015 and December 31, 2014.

Long-lived assets

If facts and circumstances suggest that a long-lived asset may be impaired, the carrying value is reviewed. If this review indicates that the carrying value of the asset will not be recovered, as determined based on projected undiscounted cash flows related to the asset over its remaining life, the carrying value of the asset is reduced to its estimated fair value. There were no impairment charges for the nine months ended September 30, 2015 or December 31, 2014.

Revenue recognition

The Company recognizes revenue when there is persuasive evidence of that an arrangement exists, the revenue is fixed or determinable, the products are fully delivered or services have been provided and collection is reasonably assured.  The majority of the Company’s revenues are generated from the fees charged for waste collection, transfer, and disposal and recycling.  The fees charged for services are generally defined in service agreements and vary based on contract-specific terms such as frequency of service, weight, volume and the general market factors influencing a region’s rate.

Cost of sales/services

Cost of services include all employment costs associated with waste collection, transfer and disposal, damage claims, landfill costs, personal property taxes associated with collection vehicles and other direct cost of the collection and disposal process.

Deferred revenue

Deferred revenue represents amounts billed to customers in advance of services performed.

EAGLE RIDGE HAULING BUSINESS
(A BUSINESS OF WCA WASTE CORPORATION)

NOTES TO THE UNAUDITED ABBREVIATED CARVE-OUT FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

Note 1	-	Nature of Business and Summary of Significant Accounting Policies (Continued)

Income taxes

As a limited liability company, the Company is not subject to U.S. federal, state, or local income taxes. Rather, income taxes related to the Company’s operations are the responsibility of its member. As a single member limited liability company, the Company does not file separate income tax returns, rather all income and expense is reported on the member’s income tax return.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets, liabilities, revenues, expenses, and the disclosure of contingent assets and liabilities. Accordingly, actual results could differ from those estimates.

Note 2	-	Property, Plant and Equipment

The principal categories of property, plant and equipment may be summarized as follows:

	September 30, 2015	December 31, 2014
	UNAUDITED
Vehicles and equipment	$694,462	$868,555
Containers	51,982	145,525
Furniture and fixtures	16,432	11,792

Total cost	762,876	1,025,872

Less accumulated depreciation	(354,777)	(567,160)

Undepreciated cost	$408,099	$458,712

Depreciation expense was approximately, $75,000 and $60,000 for the nine months ended September 30, 2015 and 2014, respectively.

EAGLE RIDGE HAULING BUSINESS
(A BUSINESS OF WCA WASTE CORPORATION)

NOTES TO THE UNAUDITED ABBREVIATED CARVE-OUT FINANCIAL STATEMENTS
SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

Note 3	-	Related Party Transactions

The Company had expenses to an affiliate, Eagle Ridge Lanfill LLC., which involved the processing and disposal of non-hazardous solid waste. The amounts of expenses to related parties were approximately $169,000 and $268,000 at September 30, 2015 and 2014, respectively.

Note 4	-	Subsequent Events

In accordance with ASC 855, the Company has evaluated subsequent events through March 29, 2016, which is the date the financial statements were available to be issued and has determined that the following would be included as subsequent events.

WCA Waste Corporation (WCA) entered into an Asset Purchase Agreement (the Agreement) with Meridian Waste Solutions, Inc. (the Buyer), which provides for the sale of certain assets of WCA, pertaining to the Eagle Ridge Hauling Business (ERH). The sale closed on September 22, 2015. Meridian Land Company, LLC a wholly-owned subsidiary of Meridian Waste Solutions, Inc., purchased certain assets as of November 13, 2015. Pursuant to which Meridian Land purchased from Eagle Ridge Landfill, LLC (Eagle) a landfill located in Pike County, Missouri and certain of the assets, rights and properties related to such business of Eagle, including certain debts, in exchange for $9,506,500, subject to a working capital adjustment. The Purchase Agreement contains typical representations, warranties and covenants.